Securities Exchange Act of 1934 -- Form 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                April 24, 2003
_______________________________________________________________________________


                        CBL & ASSOCIATES PROPERTIES, INC.
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Delaware                            1-12494                    62-1545718
_______________________________________________________________________________
(State or other                   (Commission                 (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)

              2030 Hamilton Place Boulevard, Chattanooga, TN 37421
_______________________________________________________________________________
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
_______________________________________________________________________________
                               (423) 855-0001



                                       1

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ITEM 9. Regulation FD Disclosure

On April 23, 2003, CBL & Associates Properties, Inc. (the "Company) reported its results for the quarter ended March 31, 2003. The Company's earnings release for the quarter ended March 31, 2003 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K.

The Company believes that Funds from operations ("FFO") provides an additional indicator of the Company's financial performance and its ability to incur and service debt, to make capital expenditures and to fund other cash needs. The Company calculates FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts. FFO is a widely recognized measure in the Company's industry.

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flow from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

The Company presents its total share of consolidated and unconsolidated debt because the Company believes that this amount provides investors with the total amount of the Company's debt obligations.

     The Company presents same-center net operating income because the Company believes that it provides investors with useful information regarding the operating performance of shopping centers that are comparable for the periods presented. The Company determines net operating income for shopping center properties by subtracting property operating expenses from rental and tenant reimbursement revenues.

The Company determines each of the non-GAAP measures above by including its proportionate share from unconsolidated affiliates and excluding minority investors' proportionate shares in consolidated properties.





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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CBL & ASSOCIATES PROPERTIES, INC.

                                             /c/ John N. Foy
                               ----------------------------------------------
                                                John N. Foy
                                              Vice Chairman,
                                   Chief Financial Officer and Treasurer
                                  (Authorized Officer of the Registrant,
                                      Principal Financial Officer and
                                       Principal Accounting Officer)








                              Date: April 24, 2003



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                                  EXHIBIT INDEX

Exhibit
Number            Description
99.1     Earnings Release - First Quarter Ended March 31, 2003
99.2     Analyst Conference Call Script - First Quarter Ended March 31, 2003
99.3     Supplemental information - First Quarter Ended March 31, 2003